                                                                       THE INDIA
                                                                          GROWTH
                                                                       FUND INC.
                       ---------------------------------
                       ---------------------------------

                                                              Semi-Annual Report
                                                               December 31, 1996

THE INDIA GROWTH FUND INC.
-------------------------------------------------------------
General Information
------------------------------------------

THE FUND

    The India Growth Fund Inc. (the "Fund") is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Fund's investment objective is long-term capital appreciation through investment primarily in equity securities of Indian companies. The Fund's investment adviser is Unit Trust of India Investment Advisory Services Limited and its administrator is Mitchell Hutchins Asset Management Inc.

SHAREHOLDER INFORMATION

    The Fund's NYSE trading symbol is "IGF". Daily market prices for the Fund's shares are published in the NYSE Composite Transactions section of major newspapers under the designation "IndiaGrFd" or "IndiaG". Net asset value and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each Saturday in BARRON'S as well as other newspapers in a table captioned "Publicly Traded Funds" or "Closed-End Funds".

DISTRIBUTION POLICY AND CASH PURCHASE OPTION

    Under current policies of the Fund's Board of Directors, shareholders may elect to receive all dividends and other distributions in cash paid by check mailed directly to the shareholders by the dividend paying agent, PNC Bank, National Association (the "Plan Agent"). Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders not making such election and whose shares are registered in their own names will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent. Participants in the Plan will be issued common stock and non-participants will receive cash. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. If the Fund should declare a dividend or capital gain distribution payable only in cash, the

THE INDIA GROWTH FUND INC.
-------------------------------------------------------------
General Information (concluded)
------------------------------------------
Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the NYSE or elsewhere, for the participants' account on, or shortly after, the payment date.

    Participants in the Plan have the option of making additional semi-annual cash payments to the Plan Agent, in any amount from $100 to $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about February 15th and August 15th of each year.

    IF YOU WISH TO PARTICIPATE AND YOUR SHARES ARE HELD IN YOUR OWN NAME, CONTACT THE PLAN AGENT FOR A BROCHURE DESCRIBING THE PLAN AT (800) 852-4750. HOWEVER, IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK OR OTHER NOMINEE, YOU SHOULD INSTRUCT YOUR NOMINEE TO PARTICIPATE IN THE PLAN ON YOUR BEHALF. IF YOUR NOMINEE IS UNABLE TO PARTICIPATE ON YOUR BEHALF, YOU SHOULD REQUEST IT TO REGISTER YOUR SHARES IN YOUR OWN NAME WHICH WILL ENABLE YOU TO PARTICIPATE IN THE PLAN.

    IF YOU WISH TO OBTAIN ADDITIONAL INFORMATION ON THE FUND, PLEASE TAKE NOTE OF THE FOLLOWING INTERNET ADDRESSES: WWW.TRUSTNET.CO.UK AND UTIIAS@GIASB01.VS.N1.NET.IN.

-------------------------------------------------------------------
Chairman's Letter to Shareholders
------------------------------------------

                                                               February 12, 1997

Dear Shareholders:

    The Indian economy has continued to show buoyant growth during 1996-97. Real gross domestic product ("GDP") growth is expected to exceed 6.5% for the third consecutive year. The ninth Five-Year Plan has targeted 7.0% growth for the years 1997-2002, based on a higher savings rate--26.2%, and a lower incremental capital output ratio--4.1% and current account deficit--1.9%. Agricultural production in the current year is expected to grow 4.2% compared to a decline of 0.2% in 1995-96. Industrial growth is expected to decrease to 10.0% versus 12.1% last year, primarily due to lower growth in the energy and infrastructure sectors. Manufacturing is likely to grow 12.0% compared to 13.7% last year.

    The Reserve Bank of India ("RBI") has taken several measures to support economic growth, (1) relax monetary policy in an effort to improve liquidity in the economy and, (2) lower interest rates to promote industrial growth. During 1996-97, inflation (based on movements in the Wholesale Price Index) is expected to approximate 7.0%. Foreign direct investment in 1996-97 is expected to increase to US$3 billion. Indian companies have raised US$916 million through GDR issues and US$300 million through Euro-convertible issues during the period March to November 1996. Foreign institutional investors ("FII") have invested US$3 billion in the Indian capital markets since January 1996, and their cumulative investments in the Indian capital markets have exceeded US$7 billion. FIIs have been permitted to invest in unlisted companies as well as in debt instruments, including government securities.

    The stock market remained sluggish during the second half of 1996. However, market sentiment has shown sharp improvement in 1997 due to a number of positive developments. Reduction in the cash reserve ratio of commercial banks helped bring down prime lending rates and ease credit availability. Recently, a tax exemption was announced for realized capital gains that are invested in specified mutual funds or in new equity issues of infrastructure companies. In addition, commercial banks have been permitted to invest up to 5% of their incremental

THE INDIA GROWTH FUND INC.
-------------------------------------------------------------
Chairman's Letter to Shareholders (concluded)
--------------------------------------------

deposits in the secondary market. With the National Securities Depository commencing operations, the Indian stock market has started working towards paperless trading. Furthermore, the Securities Exchange Board of India announced guidelines for the takeover of companies and is also considering the introduction of a stock lending scheme. The government is also contemplating additional measures for the sustained revival of the stock market. The market anticipates that soon there will be further incentives for investment in capital markets. The Bombay Stock Exchange Sensitive Index ("BSE Sensex") has already risen 13.5% during the January 1, 1997 to February 11, 1997 time period.

    The Fund continues to pursue its strategy of reallocating its portfolio in favor of blue chip and large cap stocks in growing sectors. The portfolio's exposure has been increased to sectors which have experienced sustained growth such as automobiles, hotels, consumer health care and food and power.

    The fundamentals of the Indian market remain strong and we anticipate an improvement in market sentiment will likely bring a rally to the market. The Indian stock market will continue to provide long-term growth to investors. The India Growth Fund is well positioned to gain from the anticipated bull market. We thank you for your continued interest in the India Growth Fund.

Sincerely,

[SIGNATURE]

G. P. Gupta
Chairman of the Board
& President

-------------------------------------------------------------
Review of the Indian Economy
--------------------------------------------

    - The Indian economy witnessed real GDP growth of 7.1% in 1995-96 and is expected to grow 6.0% in 1996-97.

    - With normal monsoons in 1996, agricultural production is expected to grow 4.7%.

    - Production figures for six infrastructure industries indicate overall growth of 3.3% during the April-November 1996, time period.

    - The Index of Industrial Production grew 12.1% in 1995-96 and is expected to grow 8.0% in 1996-97.

    - An analysis of the semi-annual results of 1,187 non-financial companies, including 36 public sector enterprises, indicates first-half sales increased 15.9%, operating profits increased 11.4% and net profits declined 2.8%.

    - The cash reserve ratio of banks was reduced to 10.0% from 14.5% over the past fifteen months. M3 growth in the current fiscal year averaged 16.0%, measured year-on-year.

    - Auction yields on 91 day and 364 day Treasury Bills declined from 13.0% to 8.2% and 13.2% to 10.4%, respectively during 1996. Yields on ten year government securities declined from 14.0% to 13.7%.

    - In 1995-96, inflation, as measured by movements in the Wholesale Price Index, declined to 7.8%.

    - During 1996-97, import and export growth is expected to average 11.0% and 13.0%, respectively. Imports increased 30.0% and exports 20.9% during 1995-96.

    - The 1996-97 fiscal deficit is expected to amount to 5.4% of GDP.

    - The rupee remained relatively stable, with marginal depreciation of 2% during 1996.

THE INDIA GROWTH FUND INC.
-------------------------------------------------------------
Review of the Indian Capital Market
--------------------------------------------

    - During July-December 1996, the BSE Sensex declined from 3,812 points to 3,085 points, a loss of 19.07%.

    - During 1997, through February 11, the BSE Sensex rose 13.5%, to 3,502.

    - Corporate results for the first half of fiscal year 1996-97 indicate a slowdown in sales growth and a decline in net profits. Company bottom lines have been affected by increases in interest costs and the minimum alternative tax.

    - Banks reduced their prime lending rate by 100 basis points after the busy season credit policy announced by the RBI; interest costs should decline in the second half of the current fiscal year.

    - There was renewed interest in Indian paper in the Euro-market this year after a lackluster response last year. Indian companies raised a total of $1.68 billion in 1996, compared to $304 million during the prior year.

    - The government revised its guidelines pertaining to Euro-issues affording Indian companies greater flexibility in reaching external commercial markets.

    - The National Securities Depository commenced operations; the shift toward book-entry securities custody has begun. This should encourage greater portfolio investment in the equity markets.

    - The takeover code has been announced by the Securities and Exchange Board of India. Foreign investment in debt markets has been permitted, and banks have been allowed to invest 5% of their incremental deposits in the secondary markets. Investment flows in the capital markets are likely to increase as a consequence of these developments.

-------------------------------------------------------------
Investment Adviser's Report
--------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  BOMBAY STOCK EXCHANGE SENSITIVE INDEX
January 1, 1996 to December 31, 1996
Jan-96                                          3023                              FII buying picks up significantly in January '96.
                                                2820
Feb-96                                          3542
                                                3392
Mar-96                                          3343
                                                3367
Apr-96                                          3544                            Corporate results for FY '96 show good performance.
                                                3826
May-96                                          3796
                                                3725                      United Front Government, supported by Congress, sworn in.
Jun-96                                          4066           Technical correction and uncertainty on the eve of the Union Budget.
                                                3813
Jul-96                                          3712     Adverse market reaction to imposition of minimum tax on corporate profits.
                                                3537
Aug-96                                          3425                                  Slowdown in FII investment beginning Aug.'96.
                                                3383
Sep-96                                          3583
                                                3414                            Possibility of a slowdown in the industrial growth.
Oct-96                                          3003
                                                3342                        Corporate results (1st half 1996-97 show lower margins.
Nov-96                                          3172
                                                2745                                                 BSE Sensex reaches 3 year low.
Dec-96                                          2959
                                                3085                     Govt. promises to take steps to revive the capital market.

-------------------------------------------------------------------

    1996 witnessed a bull run with the BSE Sensex exceeding the 4,100 level in June due to a strong surge in FII buying during the first half of 1996, expectations of liquidity improvement and good corporate results for fiscal year 1995-96. In May 1996, the new government aroused renewed optimism in the Indian stock market on the general perception that the new United Front government is pro-reform. This led to some rallying in August-September 1996. However, the markets could not sustain the buoyant trend, resulting in a fall in both the BSE Sensex and BSE National indices during the last quarter of 1996. The stock market remained sluggish in this period, primarily due to a slowdown in the economy and an erosion in the earnings growth in the corporate sector. This trend reversed and during January 1997, the market rose on expectations of the government's capital market package.

THE INDIA GROWTH FUND INC.
-------------------------------------------------------------
Investment Adviser's Report (continued)
--------------------------------------------

FUND PERFORMANCE

    The Fund's rupee net asset value ("NAV") has registered compounded annual growth of 23% since its inception in August 1988, compared with 23% compounded annual growth for the BSE Sensex and 22% compounded annual growth for the BSE National Index. In a declining market, the Fund has endeavoured to minimize its portfolio losses. During 1996, the rise in NAVs of many country funds has been more than that of their respective stock prices. Consequently, many country funds were trading at discounts to net asset value. However, the India Growth Fund was trading at a premium for most of the year with the exception of a few weeks in July and August 1996 when the Fund was trading at a minor discount.

    The Fund has pursued a strategy of increasing its exposure to blue chip and large cap companies. At December 31, 1996, the Fund's exposure to its top-20 companies increased to 55% of total net assets from 42% at December 31, 1995. More than 73% of the Fund's net assets are invested in 40 stocks. During the second half of 1996, when the BSE Sensex decreased 25%, twenty three of the Fund's top forty stocks outperformed the index. Notable among these, Punjab Tractors Ltd. (+22.5%), Smithkline Beecham Ltd. (+4.2%), Bharati Telecom Ltd. (+10.2%), ITC (-7.5%), Mahindra & Mahindra Ltd. (-3.0%), Credit Rating Information Services India Ltd. (-4.0%). The Fund has increased its exposure in auto companies such as TVS Suzuki and Mahindra & Mahindra and Punjab Tractors. Noteworthy additions to the Fund during the past year include Madras Cement Ltd., State Bank of India Ltd., Smithkline Beecham Ltd., ABB Ltd., Wartsila Diesel India Ltd. and Asian Hotels Ltd.

    During 1996 the Fund's U.S. dollar NAV ranged from a high of US$14.22 to a low of US$9.29. The high/low price as quoted on the NYSE were US$16.75 and US$10.50, respectively. The largest premium to NAV was 28.74%, in February 1996, and the largest discount was 1.0%, in August 1996.

-------------------------------------------------------------
-------------------------------------------------------------

    The rally in the Indian market in January 1997 is beginning to have a positive impact on the Fund's NAV. For the month of January 1997, Lipper Analytical Services, Inc. indicated that the Fund was the top performing Indian equity fund, achieving a 8.9% increase in its NAV.

INVESTMENT STRATEGY

    The Fund has been increasing its exposure to large cap companies in the A group. It has also been shifting its allocation to potentially strong sectors such as automobiles, hotels, petroleum, power, telecommunication and banking. Simultaneously, in anticipation of a possible slowdown in the economy and corporate profitability, resulting in a depressed market, we have started to increase the Fund's exposure to defensive stocks (consisting mainly of multinationals), in sectors such as healthcare, pharmaceuticals and food & dairy and have begun to divest holdings in weaker sectors. The Fund is well positioned to take advantage of what we anticipate to be a pending bull market.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           PERFORMANCE OF RUPEE NAV VS.
BOMBAY STOCK EXCHANGE SENSITIVE INDEX
January 1, 1995 to December 31, 1996
                                                        ReNAV      BSESI
4-Jan-95                                               890.72    3926.90
11-Jan-95                                              796.01    3600.79
18-Jan-95                                              812.93    3600.79
25-Jan-95                                              780.40    3450.68
1-Feb-95                                               798.58    3569.66
8-Feb-95                                               783.90    3548.27
15-Feb-95                                              760.33    3485.14
22-Feb-95                                              701.86    3233.31
1-Mar-95                                               752.90    3459.81
8-Mar-95                                               757.34    3480.99
15-Mar-95                                              748.84    3399.19
22-Mar-95                                              744.07    3387.65
29-Mar-95                                              731.44    3282.34
31-Mar-95                                              728.61    3260.96
5-Apr-95                                               745.59    3438.94
12-Apr-95                                              752.80    3484.70
19-Apr-95                                              729.46    3384.50
26-Apr-95                                              700.07    3264.80
3-May-95                                               655.59    3069.30
10-May-95                                              685.89    3187.51
17-May-95                                              678.94    3229.29
24-May-95                                              682.57    3229.36
31-May-95                                              691.24    3351.48
7-Jun-95                                               698.16    3388.48
14-Jun-95                                              678.48    3324.86
21-Jun-95                                              680.20    3375.94
28-Jun-95                                              659.39    3295.28
30-Jun-95                                              652.15    3247.36
5-Jul-95                                               629.10    3164.46
12-Jul-95                                              640.47    3253.45
19-Jul-95                                              675.07    3402.25
26-Jul-95                                              702.67    3554.89
2-Aug-95                                               678.97    3438.34
9-Aug-95                                               670.76    3422.79
16-Aug-95                                              667.46    3425.67
23-Aug-95                                              666.76    3415.56
30-Aug-95                                              650.30    3346.76
6-Sep-95                                               645.86    3348.20
13-Sep-95                                              650.78    3350.23
20-Sep-95                                              652.87    3401.01
27-Sep-95                                              666.02    3466.39
30-Sep-95                                              665.24    3493.21
4-Oct-95                                               669.43    3531.49
11-Oct-95                                              676.67    3572.22
16-Oct-95                                              673.81    3583.76
18-Oct-95                                              670.95    3567.45
25-Oct-95                                              650.53    3486.20
1-Nov-95                                               682.87    3488.50
8-Nov-95                                               635.34    3354.71
15-Nov-95                                              593.23    3158.98
22-Nov-95                                              566.47    3001.52
29-Nov-95                                              566.86    2922.18
6-Dec-95                                               577.97    3069.92
13-Dec-95                                              580.11    3068.20
20-Dec-95                                              576.99    3049.26
27-Dec-95                                              585.11    3110.49
31-Dec-95                                              585.20    3110.49
3-Jan-96                                               580.95    3088.40
10-Jan-96                                              563.54    2987.33
17-Jan-96                                              560.68    2962.91
24-Jan-96                                              539.10    2833.57
31-Jan-96                                              551.16    2931.84
7-Feb-96                                               592.66    3202.49
14-Feb-96                                              662.68    3581.00
21-Feb-96                                              647.22    3453.80
28-Feb-96                                              653.46    3494.09
6-Mar-96                                               637.56    3424.66
13-Mar-96                                              624.74    3373.73
20-Mar-96                                              612.71    3258.08
27-Mar-96                                              614.89    3309.85
31-Mar-96                                              623.95    3368.60
3-Apr-96                                               634.11    3407.60
10-Apr-96                                              640.65    3469.94
17-Apr-96                                              672.24    3718.91
24-Apr-96                                              690.73    3889.87
1-May-96                                               686.40    3826.72
8-May-96                                               683.63    3767.25
15-May-96                                              679.64    3796.30
22-May-96                                              663.84    3885.85
29-May-96                                              668.15    3740.45
5-Jun-96                                               677.67    3813.05
12-Jun-96                                              693.09    3839.20
19-Jun-96                                              707.14    3980.04
26-Jun-96                                              684.41    3792.75
30-Jun-96                                              686.36    3812.52
3-Jul-96                                               665.68    3858.03
10-Jul-96                                              661.17    3671.66
17-Jul-96                                              660.70    3722.24
24-Jul-96                                              649.49    3582.06
31-Jul-96                                              628.08    3536.94
7-Aug-96                                               629.34    3543.44
14-Aug-96                                              613.52    3424.63
21-Aug-96                                              599.54    3405.22
28-Aug-96                                              609.27    3438.80
4-Sep-96                                               616.55    3516.90
11-Sep-96                                              597.74    3382.71
18-Sep-96                                              593.96    3414.01
25-Sep-96                                              576.53    3343.92
30-Sep-96                                              558.87    3239.48
2-Oct-96                                               557.18    3228.80
9-Oct-96                                               521.16    3037.63
16-Oct-96                                              535.23    3104.68
23-Oct-96                                              583.09    3341.86
30-Oct-96                                              539.43    3172.98
6-Nov-96                                               519.12    3044.16
13-Nov-96                                              530.02    3126.06
20-Nov-96                                              518.73    3062.50
27-Nov-96                                              483.81    2883.57
4-Dec-96                                               462.02    2745.06
11-Dec-96                                              493.18    2941.36
18-Dec-96                                              502.38    3001.24
25-Dec-96                                              518.69    3085.20

THE INDIA GROWTH FUND INC.
-------------------------------------------------------------
Review of Top Ten Holdings--December 31, 1996
------------------------------------------------

TATA ENGINEERING & LOCOMOTIVE CO. LTD ("TELCO")

    Telco belongs to the Tata group and is India's largest producer of commercial vehicles. It dominates with market shares of 73% and 60% in HCVs and LCVs, respectively. It has three manufacturing plants, one each in Jamshedpur, Pune and Lucknow. Telco's business strategy, especially in the LCV segment, has been high volumes and low price. It has launched a new model every year for the last seven years, including the very successful Sumo. Telco is currently implementing a project to develop and produce the country's first totally indigenous car which is expected to be introduced in 1999.

MAHINDRA & MAHINDRA LTD. ("M&M")

    M&M is a market leader in tractors and utility vehicles such as jeeps. The product range primarily caters to the rural market. In the utility vehicles segment, M&M dominates with a 53% market share. It is expected to introduce four new upgraded models with engines built in collaboration with Peugeot of France. Its ongoing internal restructuring program will substantially boost the productivity of its plants. M&M has six main models in the utility vehicles segment and has been the market leader in the tractors segment for the past twelve years.

EIH LTD.

    EIH is the second largest hotel company in India, both in terms of revenues and capacity. EIH enjoys one of the highest occupancy rates in the sector. It is planning to expand its chain to include new locations and to cater to a new budget range. Currently, almost 87% of occupancy is derived from business clientele. EIH owns 14 hotels under the Oberoi brand while another 10 are under management contracts. Three of EIH's hotels are located in the prime areas of Mumbai and Delhi. The company's foreign exchange earnings in comparison with total income is the highest in the industry.

-------------------------------------------------------------
-------------------------------------------------------------

ITC LTD.

    ITC is one of the leading Indian conglomerates and a significant player in the cigarette industry. It has a presence in all segments, with a 60% overall market share. It enjoys very strong brand identification and has developed the best distribution network in the industry. ITC operates in five principal businesses, tobacco and cigarettes, oil seeds and edible oils, hotels, paper and packaging, and international trading. The company is also India's largest foreign exchange earner. ITC has not been successful in all of its diversifications and is currently attempting to streamline its operations by divesting some of its businesses.

TVS SUZUKI LTD.

    TVS Suzuki is a joint venture between Suzuki of Japan and the Madras-based TVS group. Its manufacturing base is situated at Hosur, and it operates in the two- and three-wheeled vehicle segment. Massive cost reductions and successful launches of three motorcycles and a scooterette helped the company record 37.5% compound sales growth during the last three years. This tremendous growth was fueled only by internal accruals. TVS's largest strength is its product development unit which has managed to introduce new models to cater to niche markets at very low capital costs.

BAJAJ AUTO LTD.

    Bajaj Auto is India's leading manufacturer of two- and three-wheeled vehicles, with a market share of 64.6% in scooters, 31% in motorcycles, 11.8% in mopeds and 84.4% in three-wheeled vehicles. It has two manufacturing plants--one at Akurdi, in Pune, and the other at Wahaj, near Aurangabad. It has secured relationships with several foreign partners. Its network includes 370 dealers, 900 service centers and 600 sales and service outlets. The company has consciously adopted a strategy of high volume, low cost, top quality and introduction of new models.

THE INDIA GROWTH FUND INC.
-------------------------------------------------------------
Review of Top Ten Holdings--December 31, 1996
(concluded)
--------------------------------------------------------

RELIANCE INDUSTRIES LTD.

    Promoted by Mr. Dhirubhai Ambani, Reliance Industries is one of India's largest conglomerates. Its activities include polyester, plastics, chemicals and branded textiles with backward integration into key fibre intermediates. The company has set up very large plants with a market share of at least 30% in each of its products. The company has two major complexes that collectively produce a variety of products in five distinct categories: polyester, polyester intermediates, plastics, chemicals and textiles. The company has launched separate joint ventures to mark its entry into oil and gas, refining, power and telecommunications.

HINDUSTAN PETROLEUM CORP. LTD. ("HPCL")

    Hindustan Petroleum is the second largest of India's three major oil companies with facilities for refining crude and marketing petroleum products. It has the second largest refining capacity of approximately 202,000 barrels/day and third largest market share at 19.5%. Aside from Indian Oil Corporation, HPCL has the best infrastructure in the downstream oil industry. It is aggressively expanding with planned investments of nearly Rs. 105 billion. Joint venture investments will account for Rs. 16 billion while the rest will be in its refining operations and marketing network. The company has a wide network of regional offices, depots and terminals, spread throughout the country.

HINDUSTAN LEVER LTD. ("HLL")

    Hindustan Lever, a 51% subsidiary of the Anglo Dutch giant Unilever, is the undisputed leader in the fast growing consumer goods sector. It has a very strong brand portfolio including 10 of the top 60 brands in India. Its products include detergents, soaps, personal and oral care products and processed foods. It also has one of the finest distribution networks. It has been able to adapt its international technology and management skills to suit local needs. HLL has divested its fertilizer and bulk chemical business and has announced the merger of a group company--Brooke Bond Lipton India Ltd. to gain access to the growing food segment.

-------------------------------------------------------------
-------------------------------------------------------------

INDIAN HOTELS CO. LTD.

    Indian Hotels, belonging to the Tata group, operates the Taj group of hotels. It is the largest hotel chain in India with four brands including 41 hotels and resorts representing every segment, ranging from five-star deluxe hotels to heritage palaces to beach and wildlife resorts and are in more than 26 locations all across the country. Indian Hotels has always commanded a premium over its competitors. More than 70% of its room capacity is located in major metropolitan cities. The company manages seven hotels for which it receives management fees and has acquired indirect interests in 13 international hotels. It also has the largest flight catering unit in India.

THE INDIA GROWTH FUND INC.
-------------------------------------------------------------
Top Twenty Holdings -- December 31, 1996
--------------------------------------------

    The Fund has positions in 217 companies at December 31, 1996. The top 20 holdings (excluding short-term investments) as of this date are as follows:

                                    COMPANY                           PERCENTAGE OF NET ASSETS
           ---------------------------------------------------------  -------------------------
       1.  Tata Engineering & Locomotive Co. Ltd. ..................               4.64%
       2.  Mahindra & Mahindra Ltd. ................................               4.59
       3.  EIH Ltd. ................................................               4.50
       4.  ITC Ltd. ................................................               4.42
       5.  TVS Suzuki Ltd. .........................................               4.34
       6.  Bajaj Auto Ltd. .........................................               4.01
       7.  Reliance Industries Ltd. ................................               2.89
       8.  Hindustan Petroleum Corp. Ltd. ..........................               2.81
       9.  Hindustan Lever Ltd. ....................................               2.51
      10.  Indian Hotels Co. Ltd. ..................................               2.42
      11.  Larsen & Toubro Ltd. ....................................               2.27
      12.  Colgate Palmolive India Ltd. ............................               2.10
      13.  Tata Chemicals Ltd. .....................................               2.08
      14.  Tata Iron & Steel Co. Ltd. ..............................               2.00
      15.  Asian Paints India Ltd. .................................               1.95
      16.  Indian Aluminum Co. Ltd. ................................               1.69
      17.  Brooke Bond Lipton India Ltd. ...........................               1.55
      18.  Motor Industries Co. Ltd. ...............................               1.46
      19.  Nestle India Ltd. .......................................               1.45
      20.  Siemens India Ltd. ......................................               1.40
                                                                                  -----
           Total....................................................              55.08%
                                                                                  -----
                                                                                  -----

THE INDIA GROWTH FUND INC.
-------------------------------------------------------------
Portfolio of Investments
December 31, 1996 (unaudited)
--------------------------------------------------------

INVESTMENTS IN INDIA--102.33%
-------------------------------------------------------------------

COMMON STOCKS--99.93%
--------------------------------------------------------------------------------

  Shares                                                                     Value
----------                                                                -----------
Aluminum--3.59%
    31,571  Hindalco Industries Ltd.....................................  $  578,141
     9,000  Hindalco Industries Ltd. GDR................................     222,750
   399,950  Indian Aluminum Co. Ltd.....................................   1,698,532
 1,292,800  National Aluminum Ltd.......................................   1,117,902
                                                                          -----------
                                                                           3,617,325
                                                                          -----------
Aquaculture--0.00%
    86,900  Aqua Marine Foods Ltd.+.....................................       3,394
       400  King International Aqua Ltd.+...............................          17
     1,300  MAC Industries Ltd..........................................         508
     4,739  S & S Industries Ltd........................................       1,057
       300  Waterbase Co. Ltd.+.........................................          25
                                                                          -----------
                                                                               5,001
                                                                          -----------
Automobiles & Auto Ancillaries--22.95%
   100,000  Amtek Auto Ltd..............................................      82,287
   169,250  Bajaj Auto Ltd.*............................................   4,032,965
    42,750  Carborundom Universal Ltd...................................     159,195
     3,300  Clutch Auto Ltd.+...........................................       1,243
   107,500  Eicher Ltd..................................................     230,893
    80,000  Gabriel India Ltd...........................................     583,821
    92,000  Hero Honda Ltd..............................................     628,731
     3,300  Hindustan Motors Ltd.*......................................       1,496
       550  Kinetic Honda Motor Ltd.....................................       1,281
   284,486  LML Ltd.+...................................................     293,612
   474,342  Mahindra & Mahindra Ltd.....................................   4,382,867
    20,000  Mahindra & Mahindra Ltd. GDR................................     237,500
     9,000  Motor Industries Co. Ltd....................................   1,465,356
 1,425,800  Pal Peugeot Ltd.+...........................................     274,422
    94,600  Punjab Tractors Ltd.*.......................................   1,121,478
    77,500  Rico Auto Industries Ltd....................................     162,134
    40,700  Sona Steering Systems Ltd...................................      62,441
    12,000  Sundaram Fasteners Ltd......................................     200,753
   445,672  Tata Engineering & Locomotive Co. Ltd.*.....................   4,189,441
    46,600  Tata Engineering & Locomotive Co. Ltd. GDR*.................     483,475
   502,500  TVS Suzuki Ltd..............................................   4,369,718
    60,580  Ucal Fuel Systems Ltd.......................................     130,116
                                                                          -----------
                                                                          23,095,225
                                                                          -----------
Banks/Financial Institutions--1.82%
    75,000  Bank of Rajasthan Ltd.......................................     198,745
    25,000  Federal Bank Ltd............................................      63,459
    18,800  HDFC Bank Ltd.+.............................................      21,107
     2,100  ICICI Ltd.*.................................................       3,441
     5,000  Industrial Development Bank of India Ltd.*..................      12,134
   332,700  Industrial Finance Corp. of India Ltd.......................     264,490
    58,300  Oriental Bank of Commerce Ltd...............................     125,219
     6,700  SCICI Ltd.*.................................................       4,906
   135,000  State Bank of India Ltd.*...................................     852,929
    55,000  Vysya Bank Ltd..............................................     288,424
                                                                          -----------
                                                                           1,834,854
                                                                          -----------

THE INDIA GROWTH FUND INC.
-------------------------------------------------------------
Portfolio of Investments (continued)
December 31, 1996
--------------------------------------------------------

COMMON STOCKS--(continued)
--------------------------------------------------------------------------

  Shares                                                                     Value
----------                                                                -----------
Cement--3.44%
    18,593  Associated Cement Companies Ltd.............................  $  617,303
     3,300  Birla Jute & Industries Ltd.................................      10,125
   169,038  Gujarat Ambuja Cement Ltd.*.................................   1,143,423
    20,000  Gujarat Ambuja Cement Ltd.* GDR.............................     172,500
    58,450  India Cement Ltd............................................     146,736
    50,000  India Cement Ltd. GDR.......................................     130,000
       144  Jaiprakash Industries Ltd.+.................................          63
     5,150  Madras Cements Ltd..........................................   1,149,233
    42,900  Raasi Cements Ltd...........................................      87,056
                                                                          -----------
                                                                           3,456,439
                                                                          -----------
Ceramics/Granites--0.70%
   250,000  Bell Ceramics Ltd...........................................     104,602
   459,850  Grapco Industries Ltd.+.....................................      38,481
   161,197  Kajaria Ceramics Ltd........................................     539,572
   200,000  Pacific Granites Ltd.+......................................      19,805
                                                                          -----------
                                                                             702,460
                                                                          -----------
Chemicals & Dyes--4.99%
    20,000  Apcotex Lattices Ltd........................................      58,438
   238,660  Asian Paints India Ltd......................................   1,967,197
   145,666  BASF India Ltd..............................................     735,683
     1,200  Beta Nepthol Ltd............................................         420
     2,100  Cochin Minerals Rutinery Ltd.+..............................         387
    50,000  Femnor Mineral India Ltd....................................      45,746
    41,300  Ganesh Benzoplast Ltd.......................................      28,109
    92,300  Punjab Alkalies & Chemicals Ltd.............................      89,468
     7,646  Shree Rayalseema Alkalies & Allied Chemicals Ltd............       2,325
   436,200  Tata Chemicals Ltd.*........................................   2,095,828
                                                                          -----------
                                                                           5,023,601
                                                                          -----------
Computers/Software/Components--1.21%
   132,750  NIIT Ltd....................................................     902,589
    38,816  PCS Data General India Ltd..................................       8,120
   305,700  RS Software Ltd.............................................      76,745
   310,000  Square D Software Ltd.......................................     207,531
   150,000  Twinstar Software Exports Ltd.+.............................      25,105
                                                                          -----------
                                                                           1,220,090
                                                                          -----------
Consumer Durables--1.06%
   215,200  Carrier Aircon Ltd..........................................   1,068,496
     5,700  JCT Electronics Ltd.........................................       1,892
       500  SPIC Electronics & Systems Ltd.+............................          31
                                                                          -----------
                                                                           1,070,419
                                                                          -----------

-------------------------------------------------------------
-------------------------------------------------------------

COMMON STOCKS--(continued)
--------------------------------------------------------------------------

  Shares                                                                     Value
----------                                                                -----------
Consumer Products--10.34%
   322,195  Colgate Palmolive India Ltd.................................  $2,109,771
   112,123  Hindustan Lever Ltd.........................................   2,526,286
    39,800  IFB Industries Ltd..........................................      53,289
   521,310  ITC Ltd.....................................................   4,449,675
    38,710  Philips India Ltd...........................................      76,394
   250,000  Polar Industries Ltd........................................     341,701
   168,800  Polar Latex Ltd.+...........................................      23,543
   296,379  Titan Industries Ltd........................................     694,444
    63,898  Tube Investments of India Ltd...............................     112,289
    17,600  Videocon Appliances Ltd.....................................      11,709
     3,693  Videocon International Ltd..................................       3,837
                                                                          -----------
                                                                          10,402,938
                                                                          -----------
Diamonds--0.37%
   319,925  Shrenuj & Co. Ltd...........................................     143,676
   333,450  Su-Raj Diamonds India Ltd...................................     225,555
                                                                          -----------
                                                                             369,231
                                                                          -----------
Diversified--6.00%
    12,106  Century Textile & Industries Ltd............................     629,867
       704  Grasim Industries Ltd.......................................       8,213
   373,947  Larsen & Toubro Ltd.........................................   2,281,755
    61,993  Raymond Ltd.................................................     186,604
   512,692  Reliance Industries Ltd.....................................   2,906,685
    50,000  Siel Ltd.+..................................................      21,618
                                                                          -----------
                                                                           6,034,742
                                                                          -----------
Electricals--3.58%
    66,667  ABB Ltd.....................................................   1,029,759
   100,000  Bharat Heavy Electricals Ltd................................     580,195
    47,000  Crompton Greaves Ltd........................................     143,884
   110,000  Crompton Greaves Ltd. GDR...................................     426,250
   129,038  Siemens India Ltd...........................................   1,413,659
    92,300  Solarson Industries Ltd.+...................................       8,110
                                                                          -----------
                                                                           3,601,857
                                                                          -----------
Engineering--1.21%
   145,000  Growell Times Ltd.+.........................................       2,872
    53,070  Ion Exchange India Ltd......................................     194,294
    56,800  Praj Industries Ltd.........................................     102,985
    23,000  Saw Pipes Ltd...............................................      34,003
   123,600  Wartsila Diesel India Ltd...................................     838,653
   115,900  Western Paques India Ltd....................................      45,261
                                                                          -----------
                                                                           1,218,068
                                                                          -----------
Fertilizers--0.07%
       150  Gujarat Narmada Valley Fertilizers Co. Ltd.*................         101
     7,450  Gujarat State Fertilizers Co. Ltd...........................      18,079
    60,910  SPIC Ltd.*..................................................      51,820
                                                                          -----------
                                                                              70,000
                                                                          -----------
Finance & Leasing--0.73%
   120,000  Credit Rating Information Services of India Ltd.*...........     736,402
                                                                          -----------

THE INDIA GROWTH FUND INC.
-------------------------------------------------------------
Portfolio of Investments (continued)
December 31, 1996
--------------------------------------------------------

COMMON STOCKS--(continued)
--------------------------------------------------------------------------

  Shares                                                                     Value
----------                                                                -----------
Food & Agro Products--2.77%
   727,000  Agritech Hatcheries & Foods Ltd.+...........................  $   52,725
   302,100  American Dryfruits Co. Ltd.+................................      92,695
     5,900  Cadbury India Ltd.+.........................................      48,138
    58,800  Enkay Texofood Industries Ltd...............................      24,766
     9,800  ITC Agro Tech Ltd.+.........................................      12,165
   129,000  Nath Seeds Ltd.+............................................      73,766
   247,675  Nestle India Ltd............................................   1,455,997
   104,850  Smithkline Beecham Ltd......................................   1,023,640
       484  Tristar Soya Products Ltd...................................          81
                                                                          -----------
                                                                           2,783,973
                                                                          -----------
Hotels--9.11%
   150,000  Asian Hotels Ltd............................................     841,004
   412,830  EIH Ltd.....................................................   4,524,840
   487,300  Hotel Leela Venture Ltd.....................................   1,274,320
   123,358  Indian Hotels Co. Ltd.*.....................................   2,437,912
    23,070  ITC Hotels Ltd..............................................      83,657
                                                                          -----------
                                                                           9,161,733
                                                                          -----------
Housing & Construction--0.57%
   333,600  Lok Housing & Construction Ltd.+............................     183,782
    55,900  NCL Seccolour Ltd.+.........................................       2,183
   261,800  Unitech Ltd.................................................     383,389
       100  VM Jog Engineering Ltd......................................          33
                                                                          -----------
                                                                             569,387
                                                                          -----------
Iron & Steel/Steel Products--3.19%
   300,000  Asian Alloys Ltd............................................      71,130
     1,695  Essar Steel Ltd.............................................         931
    32,940  Grand Foundry Ltd...........................................      12,083
     1,700  Jindal Iron & Steel Co. Ltd.................................       1,826
   421,000  Kanakdhara Steel Ltd.+......................................      16,441
       450  Ispat Industries Ltd........................................         218
    88,000  Sesa Goa Ltd................................................     601,395
   500,000  Steel Authority of India Ltd................................     258,019
    20,000  Steel Authority of India Ltd. GDR...........................     192,500
    45,600  Sunflag Iron & Steel Co. Ltd.+..............................       4,706
   440,060  Tata Iron & Steel Co. Ltd.*.................................   2,010,037
   121,500  Uttam Steels Ltd............................................      35,755
                                                                          -----------
                                                                           3,205,041
                                                                          -----------
Office Equipment--0.25%
    64,412  Modi Xerox Ltd..............................................     249,742
                                                                          -----------
Packaging--0.65%
   231,714  Essel Packaging Ltd.........................................     609,178
   101,100  Pearl Polymer Ltd...........................................      25,663
   160,300  Ras Extrusion Ltd.+.........................................       9,837
    52,000  Sharp Industries Ltd.+......................................      13,780
                                                                          -----------
                                                                             658,458
                                                                          -----------
Paints/Dyes/Rubber--0.93%
     2,200  Berger Paints India Ltd.....................................       3,007
    47,267  Clariant India Ltd..........................................     217,547
   200,000  Dewan Rubber India Ltd......................................     192,469
    89,208  Goodlass Nerolac Paints Ltd.................................     519,272
                                                                          -----------
                                                                             932,295
                                                                          -----------

-------------------------------------------------------------
-------------------------------------------------------------

COMMON STOCKS--(continued)
--------------------------------------------------------------------------

  Shares                                                                     Value
----------                                                                -----------
Paper--0.72%
     9,800  Ballarpur Industries Ltd....................................  $   15,787
   171,392  ITC Bhadrachalam Paper Boards Ltd...........................     270,116
   110,300  Orient Paper Mills & Industries Ltd.........................     265,366
 1,000,000  Rama Newsprint & Paper Ltd.+................................     152,022
    25,000  Shreyans Industries Ltd.....................................      20,920
                                                                          -----------
                                                                             724,211
                                                                          -----------
Pesticides/Agrochemicals--1.29%
     1,200  Aimco Pesticides Ltd........................................         536
    23,750  Cyanamid India Ltd..........................................     245,119
    67,500  Excel Industries Ltd........................................     410,460
     5,485  Hindustan Ciba-Geigy Ltd....................................     436,046
    40,000  United Phosphorous Ltd......................................     207,531
                                                                          -----------
                                                                           1,299,692
                                                                          -----------
Petrochemicals--0.70%
    44,262  Castrol India Ltd...........................................     512,069
     4,900  IG Petrochemical Ltd........................................       3,725
    50,000  Indian Petrochemical Corp. Ltd..............................     167,713
     1,440  NOCIL Ltd...................................................       1,105
   500,000  Sree Rayalaseema Petrochemicals Ltd.+.......................      15,342
                                                                          -----------
                                                                             699,954
                                                                          -----------
Petroleum--3.58%
    56,500  Bharat Petrol Corp..........................................     469,651
   100,000  Cochin Refineries Ltd.......................................     276,151
   305,000  Hindustan Petroleum Corp. Ltd...............................   2,824,547
    36,700  Madras Refineries Ltd.......................................      31,479
                                                                          -----------
                                                                           3,601,828
                                                                          -----------
Pharmaceuticals--3.77%
     1,250  Astra IDL Ltd...............................................       4,690
       400  Burroughs Welcome India Ltd.+...............................       2,137
    37,800  E. Merck India Ltd..........................................     154,469
    30,100  Knoll Pharma Ltd............................................     373,626
    50,000  Kopran Ltd..................................................     299,512
     2,900  Lupin Laboratories Ltd......................................       9,100
    72,500  Lyka Laboratories Ltd.......................................      84,937
    75,000  Morepan Laboratories Ltd....................................     290,272
   185,633  Nicholas Piramal India Ltd..................................     833,666
   223,900  Orchid Chemicals & Pharmaceuticals Ltd......................     749,456
    69,000  PAAM Pharmaceuticals Delhi Ltd..............................      33,008
   214,430  Pharmasia Ltd.+.............................................      11,963
    25,000  Rhone Poulenc Ltd...........................................     435,844
    47,267  Sandoz India Ltd............................................     253,145
       200  TTK Pharma Ltd..............................................         137
    46,000  Wockhardt Ltd...............................................     261,437
                                                                          -----------
                                                                           3,797,399
                                                                          -----------
Plastics/Pipes--0.14%
   219,000  Finolex Industries Ltd......................................      91,021
   100,000  Peacock Industries Ltd.+....................................      47,838
     3,800  Uniplas India Ltd.+.........................................         360
                                                                          -----------
                                                                             139,219
                                                                          -----------

THE INDIA GROWTH FUND INC.
-------------------------------------------------------------
Portfolio of Investments (continued)
December 31, 1996
--------------------------------------------------------

COMMON STOCKS--(continued)
--------------------------------------------------------------------------

  Shares                                                                     Value
----------                                                                -----------
Power & Energy--1.86%
   162,698  BSES Ltd....................................................  $  937,159
   131,360  Nepc Micon Ltd..............................................      62,657
   145,000  Tata Hydro Electric Ltd.+...................................     390,307
   141,200  Tata Power Co. Ltd.*+.......................................     484,452
                                                                          -----------
                                                                           1,874,575
                                                                          -----------
Shipping--0.00%
     1,950  Chowgule Steamships Ltd.....................................       1,140
     1,000  Varun Shipping Co. Ltd......................................         508
                                                                          -----------
                                                                               1,648
                                                                          -----------
Sugar--0.00%
     1,900  Balrampur Chini Mill Ltd....................................       3,551
       830  Rajshree Sugars & Chemicals Ltd.............................         341
                                                                          -----------
                                                                               3,892
                                                                          -----------
Tea & Plantation--2.48%
   164,855  Brooke Bond Lipton India Ltd................................   1,555,431
    47,010  Goodrick Group Ltd..........................................      68,187
    80,250  Harisons Malayalam Ltd......................................      71,632
        38  McLeod Russel India Ltd.....................................          64
   147,625  Tata Tea Ltd.*..............................................     801,952
                                                                          -----------
                                                                           2,497,266
                                                                          -----------
Telecommunications & Cable--3.21%
   255,600  Bharati Telecom Ltd.........................................     679,105
   148,350  Finolex Cables Ltd..........................................     604,159
     1,000  Krone Communication Ltd.....................................       1,953
   210,000  Mahanagar Telephone Nigam Ltd...............................   1,388,284
    99,000  Repl Engineering Ltd........................................      69,038
    16,825  Tata Telecom Ltd............................................      17,834
   290,900  Usha Beltron Ltd............................................     466,576
                                                                          -----------
                                                                           3,226,949
                                                                          -----------
Textiles--1.69%
   114,469  Arvind Mills Ltd............................................     387,949
   185,000  Ginni Filament Ltd..........................................      54,184
   193,500  Hanil Era Textiles Ltd.+....................................      24,289
    20,000  Indian Rayon & Industries Ltd. GDR..........................     170,100
   122,606  Indo Count Industries Ltd...................................      29,241
   239,000  K.G. Denim Ltd..............................................      56,000
    20,700  Maxwell Apparel Industries Ltd..............................      26,185
    70,000  Morarjee Goculdas SPG. & WVG. Co. Ltd.......................     103,487
   493,900  Patspin India Ltd...........................................     154,990
    86,500  Shamken Multifab Ltd........................................      41,018
     7,500  Viral Filaments Ltd.........................................       7,322
   445,800  Welspun India Ltd...........................................     646,628
                                                                          -----------
                                                                           1,701,393
                                                                          -----------
Tires & Tubes--0.12%
    50,000  Goodyear India Ltd..........................................     118,549
                                                                          -----------
Tobacco--0.14%
    45,960  VST Industries Ltd..........................................     144,226
                                                                          -----------
Transportation--0.01%
    21,800  Skyline Nepc Ltd.+..........................................       5,382
                                                                          -----------

-------------------------------------------------------------
-------------------------------------------------------------

COMMON STOCKS--(continued)
--------------------------------------------------------------------------

  Shares                                                                     Value
----------                                                                -----------
Miscellaneous--0.69%
   100,000  Elegant Floriculture Ltd.+..................................  $    3,766
   178,500  Navneet Publications Ltd....................................     639,812
   152,000  Tamil Nadu Hospitals Ltd.+..................................      14,840
   173,100  Techtron Poly Ltd.+.........................................      14,485
   400,000  Tejoomal Industries Ltd.....................................      17,294
                                                                          -----------
                                                                             690,197
                                                                          -----------
Total Common Stocks (cost--$103,864,858)................................  100,545,661
                                                                          -----------

--------------------------------------------------------------------------------

RIGHTS AND WARRANTS#--0.35%
--------------------------------------------------------------------------------

Hotels--0.06%
    48,220  Hotel Leela Venture Ltd.....................................      61,872
Iron & Steel/Steel Products--0.00%
    25,875  Jindal Iron & Steel Co. Ltd.................................           0
Pharmaceuticals--0.29%
    75,000  Morepan Laboratories Ltd....................................     285,669
Textiles--0.00%
    50,000  Shree Krishna Poly Ltd.+....................................           0
                                                                          -----------
Total Rights and Warrants (cost--$210,379)..............................     347,541
                                                                          -----------

--------------------------------------------------------------------------------

NON-CONVERTIBLE DEBENTURES#--0.59%
--------------------------------------------------------------------------------

Principal
  Amount
  (000)
----------
  Rs.    2  15.5% GNFC Ltd. of Rs. 40 each; redeemable starting
              10/15/98..................................................           58
    12,938  10.5% Jindal Iron & Steel Co. Ltd. of Rs. 500 each;
              redeemable starting 1/14/01...............................      258,122
         4  12.5% Nicholas Piramal India Ltd. of Rs. 50 each; redeemable
              starting 4/20/00..........................................           99
    15,000  16.0% Rama Newsprint & Paper Ltd. of Rs. 60 each; redeemable
              starting 1/02/00..........................................      334,728
        68  12.5% Reliance Industries Ltd. of Rs. 95 each; redeemable
              starting 3/01/02..........................................        1,480
                                                                          -----------
Total Non-Convertible Debentures (cost--$893,415).......................      594,487
                                                                          -----------

THE INDIA GROWTH FUND INC.
-------------------------------------------------------------
Portfolio of Investments (concluded)
December 31, 1996
--------------------------------------------------------

BANK DEPOSIT--1.46%
--------------------------------------------------------------------------------

   Principal
    Amount
     (000)                                                                    Value
  -----------                                                              -----------
   Rs. 52,600 Banque Nationale De Paris, 10.90%, due 1/01/97
               (cost--$1,467,225)........................................  $ 1,467,225
                                                                           -----------
  Total Investments in India (cost--$106,435,877)........................  102,954,914
                                                                           -----------

--------------------------------------------------------------------------------
OTHER INVESTMENTS--1.48%
--------------------------------------------------------------------------------
TIME DEPOSITS--1.48%
--------------------------------------------------------------------------------

    US$ 1,400 Bank of Tokyo-Mitsubishi Ltd. Grand Cayman, 4.75% @.........   1,400,000
           93 Brown Brothers Harriman & Co. Grand Cayman, 4.75% @.........      93,000
                                                                           -----------
  Total Time Deposits (cost--$1,493,000).................................    1,493,000
                                                                           -----------
  TOTAL INVESTMENTS (cost--$107,928,877)--103.81%........................  104,447,914
  Liabilities in excess of other assets--(3.81)%.........................   (3,832,981)
                                                                           -----------
  NET ASSETS (equivalent to $10.24 per share; applicable to 9,828,506 shares outstanding)--100%............................................  $100,614,933
                                                                           -----------
                                                                           -----------

------------------------------

GDR--Global Depositary Receipt
Rs--Indian Rupees
*          Affiliated security.
+          Non-income producing security.
#          Fair valued securities, aggregating $942,028 or 0.94% of net assets.
@          Variable rate account--rate resets on a monthly basis; amount available upon 48 hours' notice.

                See accompanying notes to financial statements.

-------------------------------------------------------------
Statement of Assets and Liabilities
December 31, 1996 (unaudited)
--------------------------------------------------------

ASSETS
    Investments in unaffiliated securities, at
      value
      (cost--$91,468,540).......................  $83,811,222
    Investments in affiliated securities, at
      value
      (cost--$16,460,337).......................   20,636,692  $104,447,914
                                                  -----------
    Cash (including Indian rupees of $371,830
      with a cost of $375,621)..................                   373,357
    Dividends and interest receivable...........                   451,795
    Receivable for investments sold.............                   114,151
    Prepaid expenses and other assets...........                    73,729
                                                               -----------
        Total assets............................               105,460,946
                                                               -----------

LIABILITIES
    Deferred Indian withholding taxes...........                 2,828,116
    Dividend payable............................                   786,618
    Payable for investments purchased...........                   604,757
    Investment advisory fee payable.............                   125,190
    Trust administration fee payable............                    83,444
    Administration fee payable..................                    14,820
    Accrued expenses and other liabilities......                   403,068
                                                               -----------
        Total liabilities.......................                 4,846,013
                                                               -----------

NET ASSETS
    Common stock, $0.01 par value; 9,828,506
      shares issued and outstanding (50,000,000
      shares authorized)........................                    98,285
    Additional paid-in capital..................               117,580,798
    Undistributed net investment income.........                 1,516,498
    Accumulated net realized loss...............               (13,446,512)
    Net unrealized depreciation of investments
      and other assets and liabilities
      denominated in Indian rupees (net of
      deferred Indian withholding tax of
      $1,247,015)...............................                (5,134,136)
                                                               -----------
                                                               $100,614,933
                                                               -----------
                                                               -----------
NET ASSET VALUE PER SHARE.......................                    $10.24
                                                                    ======

                See accompanying notes to financial statements.

THE INDIA GROWTH FUND INC.
-------------------------------------------------------------
Statement of Operations
For the Six Months Ended December 31, 1996 (unaudited)
--------------------------------------------------------

INVESTMENT INCOME
    Dividends from unaffiliated securities..........  $  970,248
    Dividends from affiliated securities............     119,108
    Interest from unaffiliated securities...........     182,268  $ 1,271,624
                                                      ----------  -----------

EXPENSES
    Advisory fees...................................     367,865
    Custodian and accounting fees...................     353,949
    Legal and audit fees............................     195,955
    Trust administration fees.......................     180,944
    Administration fees.............................      96,983
    Insurance.......................................      65,609
    Reports to shareholders.........................      61,170
    Directors' fees and expenses....................      42,820
    Transfer agent fees.............................      16,435
    Miscellaneous...................................      20,215    1,401,945
                                                      ----------  -----------
    Net investment loss before taxes................                 (130,321)
    Deferred Indian withholding tax benefit.........                   68,579
                                                                  -----------
    Net investment loss.............................                  (61,742)
                                                                  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS
    Net realized loss on investments--unaffiliated
      securities....................................  (3,720,933)
    Net realized loss on investments--affiliated
      securities....................................    (228,745)
    Deferred Indian withholding tax benefit.........     160,904
                                                      ----------
    Net realized loss on investments................               (3,788,774)
    Net realized loss on foreign currency
      transactions..................................                 (116,284)
    Net change in unrealized appreciation/depreciation of:
        Investments (net of change in deferred
          Indian withholding taxes of $3,353,888)...              (28,786,972)
        Other assets and liabilities denominated in
          Indian rupees.............................                 (173,990)
                                                                  -----------
    Net realized and unrealized loss on investments
      and foreign currency transactions.............              (32,866,020)
                                                                  -----------

NET DECREASE IN NET ASSETS FROM INVESTMENT
 OPERATIONS.........................................              $(32,927,762)
                                                                  -----------
                                                                  -----------

                See accompanying notes to financial statements.

-------------------------------------------------------------
Statement of Changes in Net Assets
------------------------------------------

                                                          FOR THE
                                                        SIX MONTHS
                                                           ENDED          FOR THE YEAR
                                                     DECEMBER 31, 1996       ENDED
                                                        (UNAUDITED)      JUNE 30, 1996
                                                    -------------------  --------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
    Net investment income (loss)..................     $     (61,742)     $    840,822
    Net realized loss on investments and foreign
      currency transactions.......................        (3,905,058)       (5,870,719)
    Net change in unrealized appreciation/
      depreciation of investments and other assets
      and liabilities denominated in Indian
      rupees......................................       (28,960,962)          728,393
                                                    -------------------  --------------
    Total from investment operations..............       (32,927,762)       (4,301,504)
                                                    -------------------  --------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    From net investment income....................          (786,618)          --
    In excess of net realized gain on
      investments.................................          --              (3,417,509)
                                                    -------------------  --------------
    Total dividends and distributions to
      shareholders................................          (786,618)       (3,417,509)
                                                    -------------------  --------------

CAPITAL SHARE TRANSACTIONS
    Proceeds from the sale of shares in
      rights offering.............................          --              31,581,117
    Offering costs charged to additional paid-in
      capital.....................................          --                (895,843)
    Reinvestment of distributions resulting in the
      issuance of common stock....................          --                 108,416
                                                    -------------------  --------------
    Total capital share transactions..............          --              30,793,690
                                                    -------------------  --------------
    Net increase (decrease) in net assets.........       (33,714,380)       23,074,677

NET ASSETS
    Beginning of period...........................       134,329,313       111,254,636
                                                    -------------------  --------------
    End of period.................................     $ 100,614,933      $134,329,313
                                                    -------------------  --------------
                                                    -------------------  --------------

                See accompanying notes to financial statements.

THE INDIA GROWTH FUND INC.
-------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------

NOTE 1  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    The India Growth Fund Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company. The Fund invests through an Indian unit investment trust (the "Trust") organized through a trust fund agreement (the "Trust Agreement") between the Fund and Unit Trust of India ("UTI").

    The preparation of the financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

    The following is a summary of significant accounting policies followed by the Fund:

    VALUATION OF INVESTMENTS--All securities for which market quotations are readily available are valued at the last sale price on the day of determination or, if there was no sale on such day, at the mean between the highest current bid and lowest current asked prices. Securities which are traded over-the-counter, if bid and asked quotations are available, are valued at the mean between the current bid and asked prices of two reputable dealers or, if such quotations are not available, are valued at their fair value as determined in good faith in accordance with guidelines established by the Fund's Board of Directors. Short-term investments that mature in 60 days or less are valued at amortized cost if their term to maturity from date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from date of purchase was greater than 60 days. All other securities and assets are valued at fair value as determined in good faith in accordance with guidelines established by the Fund's Board of Directors.

-------------------------------------------------------------
------------------------------------------

    FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars. Indian rupee amounts are translated into U.S. dollars on the following basis: (1) the foreign currency market value of investments and other assets and liabilities stated in foreign currency at the closing rate of exchange on the valuation date; and (2) purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. The resulting foreign currency gains and losses are included in the Statement of Operations.

    The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) on investments is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale or maturity of Indian rupee denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

    Net foreign currency gain (loss) from valuing Indian rupee denominated assets and liabilities at the period end exchange rate is reflected as a component of net unrealized depreciation of investments and other assets and liabilities denominated in Indian rupees. Net realized foreign currency gain
(loss) is treated as ordinary income for income tax reporting purposes.

    Net realized foreign currency loss of $116,284 represents foreign currency gains and losses from sales and maturities of debt securities, transactions in Indian rupees, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest, expenses, application money and deferred foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

THE INDIA GROWTH FUND INC.
-------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date on which the buy or sell order is executed). Realized gains and losses from investments and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date ("ex-date") except for certain dividends which are recorded as soon after the ex-date as the Fund, using reasonable diligence, becomes aware of such dividends.

    DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. Dividends and distributions from net investment income and net realized capital gain, respectively, are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gain for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and distributions in excess of net realized gain. To the extent they exceed net investment income and net realized capital gain for tax purposes, they are reported as distributions of additional paid-in capital.

NOTE 2  INVESTMENT ADVISORY, ADMINISTRATION AND OTHER FEES

    The Fund has an Investment Advisory Agreement with Unit Trust of India Investment Advisory Services Limited (the "Investment Adviser"), an indirect, wholly-owned subsidiary of UTI. Under the Investment Advisory Agreement, the Investment Adviser receives a monthly fee, computed weekly, at an annual rate of 0.75% of the first $50 million of the value of the Fund's average weekly net assets, 0.60%

-------------------------------------------------------------
------------------------------------------
of such net assets in excess of $50 million but not in excess of $100 million, and 0.45% of such net assets in excess of $100 million.

    Pursuant to the Trust Agreement, the Fund pays UTI a monthly fee for administration of the Trust, including accounting and valuation services, based on the value of the Fund's average weekly net assets held in the Trust at the following annual rates: 0.35% of the first $50 million of the value of the Fund's average weekly net assets, 0.30% of the next $50 million of such net assets, and 0.25% of such net assets in excess of $100 million. In addition, UTI is entitled to reimbursement for all out-of-pocket expenses incurred by UTI directly in the performance of its duties under the Trust Agreement other than employee costs and overhead.

    Mitchell Hutchins Asset Management Inc. ("MHAM") serves as the Fund's administrator. MHAM receives a monthly fee, computed weekly, at an annual rate of 0.20% of the first $62.5 million of the value of the Fund's average weekly net assets, 0.15% of such net assets in excess of $62.5 million but not in excess of $100 million, and 0.10% of such net assets in excess of $100 million, with a minimum annual fee of $125,000.

NOTE 3  INVESTMENTS IN SECURITIES

    For the six months ended December 31, 1996, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $13,400,877 and $11,444,525, respectively.

    For U.S. federal income tax purposes, the cost of securities owned at December 31, 1996 was substantially the same as the cost of securities for financial statement purposes. Accordingly, net unrealized depreciation of $3,480,963 was composed of gross appreciation of $24,553,839 for those investments having an excess of value over cost, and gross depreciation of $28,034,802 for those investments having an excess of cost over value.

THE INDIA GROWTH FUND INC.
-------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------

    At December 31, 1996, the Fund owned securities valued at approximately $6,255,273 which were in the process of being registered in the name of the Fund. Indian securities regulations normally preclude the Fund from selling such securities until the completion of the registration process.

NOTE 4  TRANSACTIONS WITH AFFILIATES

    The Fund paid or accrued approximately $125,000 for the six months ended December 31, 1996 for legal services to a law firm of which the Fund's assistant secretary is a partner.

NOTE 5  FEDERAL INCOME TAXES

    The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for U.S. federal income tax is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to U.S. federal excise tax.

    In accordance with U.S. Treasury regulations, the Fund elected to defer realized capital losses occurring after October 31, 1995 in the amount of $5,267,320. Such losses are treated for tax purposes as arising on July 1, 1996.

    At June 30, 1996, the Fund had a capital loss carryforward of $1,266,714 available as a reduction, to the extent provided in the regulations, of any future net capital gains realized prior to the end of fiscal 2004.

    The Fund's taxable net income and capital gains are different than the Fund's net investment income and realized gains primarily due to Indian withholding taxes as described in Note 6, which are recognized for U.S. federal income tax purposes when they are actually paid.

-------------------------------------------------------------
------------------------------------------

NOTE 6  FOREIGN INCOME TAXES

    Net investment income of the Fund derived in India and realized and unrealized gains on assets of the Fund held in the Trust by UTI under the Trust Agreement are not subject to taxation in India. However, remittances to the Fund from the Trust of distributions representing net investment income and gains realized on such assets are subject to 10% Indian withholding tax. The Fund accrues for such withholding taxes on net investment income and net realized and unrealized gains derived in India. With certain limitations, U.S. shareholders will be able to credit such withholding taxes against their U.S. federal income tax liabilities on foreign source income in the year when such tax is actually paid by the Fund if so elected by the Fund. Should the Fund require funds from UTI in excess of net investment income or net realized gains earned by the Trust, the Fund would have to redeem units representing interest in the Trust. Gains, if any, realized upon redemption of units representing the Fund's interest in the Trust described above would be subject to 10% withholding tax.

NOTE 7  CAPITAL STOCK

    There were no transactions in shares of common stock for the six months ended December 31, 1996. Transactions in shares of common stock for the year ended June 30, 1996 were as follows:

                                                                       FOR THE YEAR
                                                                           ENDED
                                                                       JUNE 30, 1996
                                                                       -------------
Shares outstanding, beginning of year................................     7,016,021
Shares issued in connection with rights offering.....................     2,804,406
Shares issued resulting from dividend reinvestment...................         8,079
                                                                       -------------
Shares outstanding, end of year......................................     9,828,506
                                                                       -------------
                                                                       -------------

THE INDIA GROWTH FUND INC.
-------------------------------------------------------------
Notes to Financial Statements (concluded)
------------------------------------------

NOTE 8  CONCENTRATION OF RISK

    Investments in India may involve certain considerations and risks not typically associated with investments in the U.S. as a result of, among others, the possibility of future political and economic developments and the level of Indian governmental supervision and regulation of its securities markets.

    The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

NOTE 9  RIGHTS OFFERING

    During the year ended June 30, 1996, the Fund issued 2,804,406 shares in connection with a rights offering of the Fund's shares. Shareholders of record on October 20, 1995 were issued one-third of a non-transferable right for each share of common stock owned, entitling shareholders the opportunity to acquire one newly issued share for each whole right held at a subscription price of $11.55 per share. Offering costs of $895,843 were charged to additional paid-in capital, including $350,000 payable to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), an affiliate of the Fund, for financial advisory services and as partial reimbursement for its expenses in connection with the rights offering. Soliciting fees of $809,772 were netted against the proceeds of the subscription. Merrill Lynch and PaineWebber Incorporated, an affiliate of the Administrator, earned approximately $66,000 and $3,500, respectively, of the aforementioned soliciting fees with respect to their participation in the rights offering. Rogers & Wells, a law firm of which the Fund's assistant secretary is a partner, earned $261,755 for legal services provided to the Fund in connection with the rights offering.

-------------------------------------------------------------
Financial Highlights
------------------------------------------

    Selected data for a share of common stock outstanding throughout each period is presented below:

                                                     FOR THE
                                                    SIX MONTHS
                                                      ENDED                       FOR THE YEAR ENDED JUNE 30,
                                                DECEMBER 31, 1996    -----------------------------------------------------
                                                   (UNAUDITED)         1996       1995       1994       1993       1992
                                               --------------------  ---------  ---------  ---------  ---------  ---------
Net asset value, beginning of period.........       $    13.67       $   15.86  $   21.87  $   12.49  $   18.57  $   14.12
                                                    ----------       ---------  ---------  ---------  ---------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss) before tax......            (0.01)           0.11*     (0.09)     (0.10)*     (0.04)     (0.04)
Net deferred Indian withholding (tax)/tax
  benefit on net investment income (loss)....             0.01           (0.01)*      0.01      0.01*     (0.01)      0.06
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions...............................            (3.70)          (1.47)*     (5.59)     11.79*     (4.93)      6.54
Deferred Indian withholding (tax)/tax benefit
  on net realized and unrealized gain (loss)
  on investments.............................             0.35            0.03*      0.54      (1.16)*      0.46     (1.18)
                                                    ----------       ---------  ---------  ---------  ---------  ---------
Total from investment operations.............            (3.35)          (1.34)     (5.13)     10.54      (4.52)      5.38
                                                    ----------       ---------  ---------  ---------  ---------  ---------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income...................            (0.08)         --         --         --         --         --
From net realized gain on investments........           --              --          (0.92)     (0.25)     (1.56)     (0.93)
In excess of net realized gain on
  investments................................           --               (0.35)    --         --         --         --
                                                    ----------       ---------  ---------  ---------  ---------  ---------
Total dividends and distributions to
  shareholders...............................            (0.08)          (0.35)     (0.92)     (0.25)     (1.56)     (0.93)
                                                    ----------       ---------  ---------  ---------  ---------  ---------
CAPITAL SHARE TRANSACTIONS
Dilutive effect of rights offering...........           --               (0.37)    --          (0.76)    --         --
Offering costs charged and adjustments to
  additional paid-in capital.................           --               (0.13)      0.04      (0.15)    --         --
                                                    ----------       ---------  ---------  ---------  ---------  ---------
Total capital share transactions.............           --               (0.50)      0.04      (0.91)    --         --
                                                    ----------       ---------  ---------  ---------  ---------  ---------
Net asset value, end of period...............           $10.24          $13.67     $15.86     $21.87     $12.49     $18.57
                                                    ----------       ---------  ---------  ---------  ---------  ---------
                                                    ----------       ---------  ---------  ---------  ---------  ---------
Market value, end of period..................           $11.25          $14.63     $18.38     $21.25     $15.00     $16.00
                                                    ----------       ---------  ---------  ---------  ---------  ---------
                                                    ----------       ---------  ---------  ---------  ---------  ---------
TOTAL INVESTMENT RETURN (a)(b)...............       (22.53)%          (15.88)%    (9.42)%     50.02%      4.75%     44.27%
                                                    ----------       ---------  ---------  ---------  ---------  ---------
                                                    ----------       ---------  ---------  ---------  ---------  ---------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)......  $       100,615       $ 134,329  $ 111,255  $ 153,425  $  62,899  $  93,314
Ratio of expenses, excluding taxes, to
  average net assets.........................              2.47%(c)      2.17%      1.99%      2.26%      2.31%      2.30%
Ratio of expenses, including tax/tax benefit,
  to average net assets......................              2.35%(c)      2.24%      1.94%      2.22%      2.79%      2.00%
Ratio of net investment income (loss) to
  average net assets.........................            (0.11)%(c)      0.72%    (0.40)%    (0.51)%    (0.34)%      0.11%
Portfolio turnover...........................                   10%        10%        15%        19%        19%        27%
Average commission rate paid per share of
  common stock investments purchased/ sold
  (d)........................................  $        0.0410          --         --         --         --         --

----------------------------------------
 * Based on average shares outstanding.
(a) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day, the purchase of common stock pursuant to any rights offering occurring in the period and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions.
(b) Total investment return for a period of less than one year is not annualized.
(c) Annualized.
(d) Disclosure effective for fiscal years beginning on or after September 1, 1995.

THE INDIA GROWTH FUND INC.
-------------------------------------------------------------
Other Information
------------------------------------------

ANNUAL SHAREHOLDERS' MEETING

    The Fund's annual meeting of shareholders was held on September 27, 1996. Shareholders voted to elect Antoine W. van Agtmael, Jagdish Capoor and Ratan N. Tata as Directors and ratified the appointment of Price Waterhouse LLP as the Fund's independent accountants for the fiscal year ending June 30, 1997. The resulting vote count for each proposal is listed below:

1.         Election of Directors:
           Antoine W. van Agtmael        For:                     6,418,451
                                         Withheld Authority:        436,765

           Jagdish Capoor*               For:                     6,765,319
                                         Withheld Authority:         89,897

           Ratan N. Tata                 For:                     6,420,186
                                         Withheld Authority:        435,030

2.         Ratification of Appointment of Price Waterhouse LLP as the
           Fund's Independent Accountants:
                                         For:                     6,789,749
                                         Against:                    38,349
                                         Abstain:                    27,118

* Resigned his positions with the Fund, effective January 1, 1997.

                           THE INDIA GROWTH FUND INC.
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019
                                 (800) 852-4750

INVESTMENT ADVISER

Unit Trust of India Investment
  Advisory Services Limited
Commerce Centre 1,
World Trade Center, 8th Floor
G.D. Somani Marg
Cuffe Parade, Colaba
Bombay, 400-005, India
Telephone Number 9122-218-0087
Fax Number 9122-218-0084
Internet utiias@giasb01.vs.n1.net.in

ADMINISTRATOR
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019
Telephone Number (212) 713-2848
Fax Number (212) 713-4058

CUSTODIAN

Brown Brothers Harriman & Company
40 Water Street
Boston, Massachusetts 02109

INDIAN CUSTODIAN

Citibank, N.A.
Custody Services
81, Annie Besant Road
Barodawale Mansion
Bombay, 400-018, India

SHAREHOLDER SERVICING AGENT

PNC Bank, National Association
400 Bellevue Parkway
Wilmington, Delaware 19809

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

LEGAL COUNSEL

Rogers & Wells
200 Park Avenue
New York, New York 10166

TRUSTEE

Unit Trust of India
13, Sir V. Thackersey Marg
Bombay, 400-020, India

DIRECTORS

G.P. Gupta
Antoine W. van Agtmael
Rahul Bajaj
S.H. Khan
A.C. Muthiah
Peter J. Pearson
Christopher Reeves
Ratan N. Tata

OFFICERS

G.P. Gupta
  CHAIRMAN OF THE BOARD & PRESIDENT

Dr. S.S. Nayak
  TREASURER & SECRETARY

Laurence E. Cranch
  ASSISTANT SECRETARY

--------------------------------------------------------------------------------

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

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